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                                                                     EXHIBIT 1.2

                                1,200,000 Shares

                         ENTERTAINMENT PROPERTIES TRUST

                      Common Shares of Beneficial Interest

                             UNDERWRITING AGREEMENT


                                                                    June 4, 1999


CIBC World Markets Corp.
One World Financial Center
New York, New York  10281


Ladies and Gentlemen:

                      Entertainment Properties Trust, a Maryland real estate investment trust (the "Company"), proposes, subject to the terms and conditions contained herein, to sell to you (the "Underwriter"), an aggregate of 1,200,000 shares (the "Firm Shares") of the Company's common shares of beneficial interest, $.01 par value (the "Common Shares"). In addition, the Company proposes to grant to the Underwriter an option to purchase up to an additional 180,000 Common Shares (the "Option Shares") from it for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."

                      1. Sale and Purchase of the Shares.

                      On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this
Agreement:

                      (a) The Company agrees to sell to the Underwriter, and the
             Underwriter agrees to purchase from the Company, at a price of $17.58 per share (the "Initial Price"), 1,200,000 Firm Shares.

                      (b) The Company grants to the Underwriter an option to
             purchase all or any part of the Option Shares at the Initial Price. Such option may be exercised only to cover any over-allotment in the sale of the Firm Shares by the Underwriter and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Underwriter to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may


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             be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing Date) of such purchase.

                      2. Delivery and Payment. Delivery by the Company of the Firm Shares to the Underwriter for its account, and payment of the purchase price in immediately available funds by wire transfer to the Company at the bank account designated in writing by the Company for the Shares purchased from the Company, against delivery of the respective certificates therefor to the Underwriter, shall take place at the offices of CIBC World Markets Corp., at CIBC World Markets Tower, World Financial Center, New York, New York 10281, at 10:00 a.m., New York City time, on the fourth business day following the date of this Agreement, or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Underwriter (such time and date of delivery and payment are called the "Firm Shares Closing Date").

                      In the event the option with respect to the Option Shares is exercised in whole or in part on one or more occasions, delivery by the Company of the Option Shares to the Underwriter for its account and payment of the purchase price thereof in immediately available funds by wire transfer to the Company at the bank account designated in writing by the Company shall take place at the offices of CIBC World Markets Corp. specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in
Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

                      Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Underwriter shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section l(b) and shall be made available to the Underwriter for checking and packaging, at such place as is designated by the Underwriter, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

                      3. Representations and Warranties of the Company. The Company hereby represents and warrants to the Underwriter as follows:

                      (a) A registration statement on Form S-3 (File No.
             333-78727), with respect to the Common Shares, including a prospectus, have been carefully prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Securities Rules") of the Securities and Exchange Commission (the "Commission") thereunder, and have been filed with the Commission and declared effective. Such registration statement and prospectus may have been amended or supplemented prior to the date of this Underwriting Agreement; any such amendment of such registration statement or supplement was so prepared and filed, and any such amendment filed after the effective date of such registration statement (the "Effective Date") has been declared effective. No stop order suspending the effectiveness of the registration statement has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the offering, sale and plan of distribution of the Shares (the "Offering") and additional information concerning the Company and its business has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Securities Rules on or before the second business day after the date hereof (or such earlier time as may be required by the Securities Rules). Copies of such registration statement and prospectus, any such amendments or supplements and all


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             documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement (including one fully executed copy of the registration statement and of each amendment thereto for the Underwriter and its counsel) have been delivered to the Underwriter and its counsel. The registration statement, as it may have heretofore been amended, is referred to herein as the "Registration Statement," and the final form of prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement, is referred to herein as the "Prospectus." Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement and Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (EDGAR), and such copy shall be identical in content to any Prospectus delivered to you for use in connection with the offering of the Shares.

                      (b) Each part of the Registration Statement, when such
             part became or becomes effective and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Firm Shares Closing Date and, if later, at an Option Shares Closing Date, conformed or will conform in all material respects with the requirements of the Securities Act and the Securities Rules; each part of the Registration Statement, when such part became or becomes effective, or when such part was filed with the Commission, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, on the date thereof and at the Firm Shares Closing Date and, if later, at an Option Shares Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in, or omissions from, any such document in reliance upon, and in conformity with, written information concerning the Underwriter that was furnished to the Company by the Underwriter specifically for use in the preparation thereof.

                      (c) The documents incorporated by reference in the
             Registration Statement, the Prospectus, any amendment or supplement thereto, when they became or become effective under the Securities Act or were or are filed with the Commission under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act, the Securities Rules, the Exchange Act and/or the rules and regulations of the Commission thereunder (the "Exchange Rules"), as applicable.

                      (d) The financial statements of the Company together with
             the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statement and Prospectus fairly present the financial condition of the Company as of the dates indicated and the results of operations, changes in financial position, shareholders' equity and cash flows for the periods therein specified, in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The summary and/or selected financial and statistical data included or incorporated by reference in the Registration


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             Statement and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. In addition, any pro forma financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Furthermore, all financial statements required by Rule 3-05 or Rule 3-14 of Regulation S-X ("Rule 3-05" and "Rule 3-14", respectively), if any, have been included or incorporated by reference in the Registration Statement and the Prospectus and any such financial statements are in conformity with the requirements of Rule 3-05 and Rule 3-14. No other financial statements are required to be set forth or incorporated by reference in the Registration Statement or the Prospectus under the Securities Act or the Securities Rules.

                      (e) Ernst & Young LLP, whose reports are incorporated by
             reference in the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Securities Rules.

                      (f) The Company has been duly organized and is validly
             existing as a real estate investment trust in good standing under the laws of the State of Maryland. Other than EPT DownReit, Inc., a Missouri corporation, EPT DownReit II, Inc., a Missouri corporation, and EPT DownReit North Carolina, Inc. (collectively, the "Subsidiaries"), the Company has no subsidiary or subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization. Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Missouri. Each of the Company and the Subsidiaries is duly qualified and in good standing as a foreign corporation or other entity in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary (including every jurisdiction in which the Company or its Subsidiaries, as the case may be, owns or leases property), except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company (a "Material Adverse Effect"). Except as disclosed or incorporated by references in the Registration Statement and the Prospectus, neither the Company nor any of its Subsidiaries owns, leases or licenses any asset or property or conducts any business outside the United States of America. Each of the Company and its Subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease, license and operate its assets and properties and conduct its business as now being conducted and as described or incorporated by reference in the Registration Statement and the Prospectus; except for such authorizations, approvals, consents, orders, licenses, certificates and permits the absence of which would not have a Material Adverse Effect; and no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed or incorporated by reference in the Registration Statement and the Prospectus.

                      (g) Each of the Company and its Subsidiaries owns or
             possesses adequate and enforceable rights to use all trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights (collectively, the


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             "Intangibles") necessary for the conduct of its business as now being conducted and as described or incorporated by reference in the Registration Statement and the Prospectus. Neither the Company nor its Subsidiaries has infringed, is infringing, or has received any notice on infringement of, any Intangible of any other person, that will have a Material Adverse Effect and the Company does not know of any basis therefor.

                      (h) Each of the Company and its Subsidiaries has good
             title to each of the items of personal property which are reflected in the financial statements referred to in Section 3(d) or are referred to in the Registration Statement and the Prospectus or any document incorporated by reference therein as being owned by the Company and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus or any document incorporated by reference therein as being leased by the Company, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a Material Adverse Effect.

                      (i) Except with respect to certain rights of first refusal and rights of first offer held by AMC Entertainment, Inc. and subsidiaries on properties operated by them, the Company has good and marketable title to, or leasehold interests in, all properties and assets as described in the Registration Statement and the Prospectus or any document incorporated by reference therein, owned by the Company, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Registration Statement and the Prospectus or any document incorporated by reference therein, or are not material in relation to the business of the Company; no lessee under any of the leases pursuant to which the Company leases its properties has an option or right of first refusal to purchase the premises demised under such lease; the use and occupancy of each of the properties owned by the Company complies in all material respects with all applicable codes and zoning laws and regulations; the Company has no knowledge of any pending or threatened condemnation or zoning change that will in any material manner affect the size of, use of, improvements on, construction on, or access to any of the properties owned by the Company, which would have a material adverse effect upon the proposed use of such property as an entertainment-related property or megaplex movie theatre complex; and the Company has no knowledge of any pending or threatened proceeding or action that will in any material respect affect the size of, use of, improvement of, construction on, or access to any of the properties owned by the Company.

                      (j) Title insurance in favor of the mortgagee and the
             Company is maintained with respect to each of the properties owned by the Company in an amount at least equal to the greater of (i) the cost of acquisition of such property or (ii) the cost of construction of the improvements located on such property (measured at the time of such construction).

                      (k) The mortgages and deeds of trust encumbering the
             properties and assets described or incorporated by reference in the Registration Statement and the Prospectus are not convertible into Common Shares or other equity interest in the Company nor does the Company hold a participating interest therein.

                      (l) In the event of the purchase by the Company of the
             parcels of property to be purchased by it pursuant to any purchase agreements, contracts and letters of intent referred to in the Registration Statement and Prospectus relating to sites for additional megaplex theatre complexes (the "Property Purchase Agreements"), the Company will receive good and marketable title to all


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             such parcels of property (the "Proposed Acquisitions"), in each case free and clear of all liens, charges, encumbrances, claims, security interests, restrictions and defects, other than those that would not have a Material Adverse Effect. To the best knowledge of the Company: (i) the intended use and occupancy of each of the Proposed Acquisitions complies with all applicable codes and zoning laws and regulations, except for such failures to comply which would not individually or in the aggregate have a material adverse effect on the ability of the Company to develop, construct and own a megaplex theatre complex on such parcel of property and lease it to the owner of such megaplex theatre complex; and (ii) there is no pending or threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on, or access to the Proposed Acquisitions.

                      (m) There is no litigation or governmental or other
             proceeding or investigation before any court or before or by any public body or board pending or, to the Company's best knowledge, threatened (and the Company does not know of any basis therefor) against, or involving the assets, properties or businesses of the Company which would materially adversely affect the value or the operation of any such assets or properties or the business, results of operations, prospects or condition (financial or otherwise) of the Company.

                      (n) Except as disclosed in the Registration Statement or
             the Prospectus or any document incorporated by reference therein,
             (i) there is not present on any of the properties owned by the Company or the Proposed Acquisitions any hazardous substances, hazardous materials, toxic substances, asbestos or waste materials (collectively, "Hazardous Materials"), (ii) there has not occurred or is not presently occurring from any of such properties any unlawful spills, releases, discharges or disposal of Hazardous Materials, and (iii) all such properties are in compliance with all applicable local, state and federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, reuse, sale, storage, handling, transport and disposal of any Hazardous Materials, which failure would have a Material Adverse Effect.

                      (o) The Company will obtain and maintain title insurance
             in favor of the Company on each of the Proposed Acquisitions, when and if consummated, not later than the time that financing for the construction of a megaplex movie theatre complex thereon is obtained, in an amount at least equal to the cost of the acquisition of such property.

                      (p) Property and casualty insurance in favor of the
             Company is maintained with respect to each of the properties owned by the Company, and will be obtained and maintained with respect to each of the Proposed Acquisitions, when and if consummated, in an amount and on such terms as are reasonable and customary for businesses of this type.

                      (q) Subsequent to the respective dates as of which
             information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company or its Subsidiaries, whether or not arising from transactions in the ordinary course of business; (ii) neither the Company nor its Subsidiaries has sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) since the date of the latest balance sheet, included or incorporated by reference in the Registration Statement and the Prospectus, except as reflected therein, neither the Company nor


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             its Subsidiaries has undertaken any liability or obligation, direct or contingent, except such liabilities or obligations undertaken in the ordinary course of business.

                      (r) There is no document or contract of a character
             required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. Each mortgage, line of credit agreement, loan agreement, guarantee, employment contract, stock option agreement, leasing agreement, purchase agreement and all other agreements of the Company described in the Registration Statement or the Prospectus or incorporated by reference therein or listed as exhibits to the Registration Statement are in full force and effect and are valid and enforceable by and against the Company in accordance with their terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto. Neither the Company nor its Subsidiaries, nor to the best of the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, which default or event would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its Subsidiaries of any other agreement or instrument to which the Company is a party or by which it or its properties or business may be bound or affected, which default or event would have a Material Adverse Effect.

                      (s) Neither the Company nor its Subsidiaries is in
             violation of any term or provision of its respective charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a Material Adverse Effect.

                      (t) Neither the execution, delivery and performance of
             this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or its Subsidiaries is a party or by which any of them is bound, or any other respective properties or businesses are bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or its Subsidiaries or violate any provision of the charter or by-laws of the Company or its Subsidiaries, as applicable, except for such consents or waivers which have already been obtained and are in full force and effect.

                      (u) The Company has authorized, issued and outstanding
             capital stock as set forth in the balance sheet of the Company included in its Form 10-Q for the quarter ended March 31, 1999. All of the outstanding Common Shares have been duly authorized and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares, when issued and sold pursuant to this Agreement, will be duly authorized and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of beneficial interest of the Company or


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             any security convertible into or exercisable or exchangeable for, any such share. The Common Shares and the Shares conform in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus.

                      (v) Subsequent to the respective dates as of which
             information is given in the Registration Statement and the Prospectus, except as described or referred to therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, except such liabilities or obligations incurred in the ordinary course of business including, without limitation, debt financing to acquire properties, (ii) entered into any transaction not in the ordinary course of business or (iii) other than the Company's regular dividend payment for the second quarter of 1999, declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

                      (w) No holder of any security of the Company has the right which has not been waived to have any security owned by such holder included in the Registration Statement or any right to demand registration of any security owned by such holder during the period ending 45 days after the date of this Agreement.

                      (x) All necessary corporate action has been duly and
             validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes and will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms. Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the issuance and sale of the Shares by the Company (except such as may be required under the Securities Act or such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or by the New York Stock Exchange, Inc. ("NYSE"), if
             any) has been obtained or made and is in full force and effect. The Shares will be listed on the NYSE on or prior to the Firm Share Closing Date.

                      (y) Neither the Company nor its Subsidiaries is involved
             in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect.

                      (z) The Company and its Subsidiaries are conducting their
             respective businesses in compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, the Americans with Disabilities Act of 1990 and all applicable local, state and federal employment, truth-in-advertising, franchising and immigration laws and regulations, except where the failure to be so in compliance would not have a Material Adverse Effect.

                      (aa) No transaction has occurred between or among the
             Company and any of its officers or trustees or any affiliate or affiliates of any such officer or trustee that is required to be described in and is not described in or incorporated by reference in the Registration Statement and the Prospectus.


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                      (bb) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Shares to facilitate the sale or resale of any of the Shares.

                      (cc) The Company and its Subsidiaries have filed all
             federal, state, local and foreign tax returns which are required to be filed through the date hereof (and will file all such tax returns when and as required to be filed after the date hereof), or have received extensions thereof, and have paid all taxes shown on such returns to be due on or prior to the date hereof (and will pay all taxes shown on such returns to be due after the date hereof) and all assessments received by it to the extent that the same are material and have become due.

                      (dd) The execution, delivery and performance of each of
             the Property Purchase Agreements (other than any letters of intent) and the consummation of the transactions contemplated therein have been duly authorized by all necessary action, and will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance under any property or assets of the Company, nor will such action result in a violation of the Company's charter, by-laws, or any applicable law, administrative regulation or administrative or court decree.

                      (ee) The Company has met the qualification requirements
             for a "real estate investment trust" during its taxable years ending on or after December 31, 1997 and its proposed method of operations will enable it to continue to meet the requirements for qualification and taxation as a "real estate investment trust" under the Internal Revenue Code of 1986, as amended (the "Code"), assuming no change in the applicable underlying law. The Company does not know of any event which would cause or is likely to cause the Company to fail to qualify as a "real estate investment trust" at any time.

                      (ff) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                      (gg) The books, records and accounts of the Company and
             its Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its Subsidiaries. Each of the Company and its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                      (hh) The Company and its Subsidiaries are insured by
             insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged or propose to engage after giving effect to the transactions described in the Prospectus; and neither the Company nor any Subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the business of the Company or its Subsidiaries. Neither the Company nor any Subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

                      (ii) None of the Company, its Subsidiaries or any other
             person associated with or acting on behalf of the Company or its Subsidiaries including, without limitation, any trustee, director, officer, agent or employee of the Company or its Subsidiaries has, directly or indirectly, while acting on behalf of the Company or its Subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds;
             (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

                      4. Conditions of the Underwriter's Obligations. The obligation of the Underwriter to purchase the Shares is subject to each of the following terms and conditions:

                      (a) The Prospectus Supplement shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement.

                      (b) No order preventing or suspending the use of the
             Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of you and your counsel.

                      (c) The representations and warranties of the Company
             contained in this Agreement shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company shall have performed all covenants and agreements and satisfied all of the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

                      (d) The Underwriter shall have received on each Closing
             Date a certificate, addressed to the Underwriter and dated such Closing Date, of the chief executive officer or the chief financial officer of the Company, to the effect that such person has carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

                      (e) The Underwriters shall have received at the time this
             Agreement is executed and on each Closing Date, a letter or letters signed by Ernst & Young LLP, addressed to the Underwriter and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance satisfactory to the Underwriter, as to their status as independent accountants within the meaning of the Securities Act and the Securities Rules, the information in or incorporated by reference in the Registration Statement in response to Item 10 of Form S-3 under the Securities Act and matters relating to the financial statements and other financial and statistical information included or incorporated by reference in the Registration Statement and the Prospectus.

                      (f) The Underwriter shall have received on each Closing
             Date from Armstrong Teasdale LLP, counsel for the Company, an opinion, addressed to the Underwriter and dated such Closing Date, and stating in effect that:

                              (i) The Company has been duly organized and is
                      validly existing as a real estate investment trust in good standing under the laws of the State of Maryland, and each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Missouri. To the best of such counsel's knowledge, the Company has no other subsidiaries and does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business organization. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its businesses makes such qualification necessary, except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect.

                              (ii) Each of the Company and its Subsidiaries has
                      all requisite corporate power and authority to own, lease and license its assets and properties and conduct its business as now being conducted and as described in the Registration Statement, the Prospectus and the Prospectus Supplement and with respect to the Company to enter into, deliver and perform this Agreement and to issue and sell the Shares.

                              (iii) The Company has authorized and issued
                      capital stock as set forth in the in the balance sheet of the Company included in its Form 10-Q for the quarter ended March 31, 1999; the certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the Company; all of the outstanding Common Shares of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Shares when issued and sold pursuant to this Agreement will be duly and validly issued, outstanding, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there are no preemptive rights or any restriction upon the voting or transfer of any securities of the Company pursuant to the Company's charter or by-laws or other governing documents or any other instrument to which the Company is a party or by which it may be bound. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of beneficial interest of the Company or any security convertible into, exercisable for, or exchangeable for shares of beneficial interest of the Company. The Common Shares and the Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus. The issued and outstanding shares of capital stock of each of the Company's Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, free and clear, to the knowledge of such counsel, of any liens, encumbrances, claims or security interests.

                              (iv) All necessary corporate action has been duly
                      and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares. This Agreement has been duly and validly authorized, executed and delivered by the Company.

                              (v) Neither the execution, delivery and
                      performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or the Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, note or other agreement or instrument of which such counsel is aware and to which the Company or the Subsidiaries is a party or by which either the Company or the Subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation of which such counsel is aware or violate any provision of the charter or by-laws of the Company or the Subsidiaries.

                              (vi) To the best of such counsel's knowledge, no
                      default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition by the Company of any indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company is a party or by which it or any of its assets or properties or businesses may be bound or affected, where the consequences of such default would have a Material Adverse Effect.

                              (vii) To the best of such counsel's knowledge, the
                      Company and its Subsidiaries are not in violation of any term or provision of their respective charters or by-laws or any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a Material Adverse Effect.

                              (viii) No consent, approval, authorization or
                      order of any court or governmental agency or regulatory body is required for the execution, delivery or performance of this Agreement by the Company or the consummation of the transactions contemplated hereby or thereby, except such as have been obtained under the Securities Act and such as may be required under state securities or "blue sky" laws in connection with the purchase and distribution of the Shares by the Underwriter.

                              (ix) To the best of such counsel's knowledge,
                      there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which would have a Material Adverse Effect.

                              (x) The capital stock of the Company conforms in
                      all material respects to the description thereof contained in the Prospectus Supplement under the caption "Description of Common Shares." The statements in the Prospectus Supplement under the caption "Description of Common Shares" insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects and accurately present the information called for with respect to such documents and matters. Accurate copies of all contracts and other documents required to be filed as exhibits to, or described in, the Registration Statement have been so filed with the Commission or are fairly described in the Registration Statement, as the case may be.

                              (xi) The descriptions contained or incorporated by
                      reference in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate, and insofar as such statements constitute a summary of documents referred to therein, matters of law or legal conclusions, are fair summaries of the material provisions thereof and accurately present the information required with respect to such documents and matters. All statutes, legal or governmental proceedings, and all agreements and other documents required to be described in the Registration Statement (or incorporated by reference therein) have been so described. All agreements and other documents known to such counsel to be required to be filed as exhibits to the Registration Statement have been so filed or incorporated by reference therein.

                              (xii) The Registration Statement, the Prospectus,
                      the Prospectus Supplement, each of the documents incorporated by reference in the Registration Statement and the Prospectus and each amendment or supplement thereto (except for the financial statements and notes and schedules and other financial and statistical information included therein, as to which such counsel expresses no opinion) comply as to form in all material respects with the requirements of the Securities Act and the Securities Rules and the Exchange Act and the Exchange Rules, as the case may be.

                              (xiii) The Registration Statement has become
                      effective under the Securities Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened or pending. The Shares have been listed on the NYSE.

                              (xiv) The Company has met the qualification
                      requirements for a "real estate investment trust" during its taxable years ending on or after December 31, 1997 and its proposed method of operation will enable it to continue to meet the requirements for qualification and taxation as a "real estate investment trust" under the Code, assuming no change in the applicable underlying law. The discussion in the Prospectus under the caption "Federal Income Tax Consequences" is accurate and complete.

                              (xv) The Company is not an "investment company"
                      within the meaning of the Investment Company Act of 1940, as amended.

                      To the extent deemed advisable by such counsel, the Underwriter may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Underwriter as to matters which are governed by laws other than the laws of the States of New York, Maryland and Missouri and the federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriter and such counsel are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Underwriter and counsel for the Underwriter.

                      In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Underwriter and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (except with respect to the financial statements, notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof and on the applicable Closing Date contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (g) All proceedings taken in connection with the sale of
             the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriter, and the Underwriter shall have received from Rogers & Wells LLP a favorable opinion, addressed to the Underwriter and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Underwriter may reasonably request, and the Company shall have furnished to Rogers & Wells LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                      (h) If the Shares have been qualified for sale in Florida, the Underwriter shall have received on each Closing Date certificates, addressed to the Underwriter, and dated such Closing Date, of an executive officer of the Company, to the effect that the signer of such certificate has reviewed and understands the provisions of Section 517.075 of the Florida Statutes, and represents that the Company has complied, and at all times will comply, with all provisions of Section 517.075 and further, that as of such Closing Date, neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

                      (i) The Shares shall have been listed on the NYSE.

                      (j) The NASD shall have passed on the terms of the
             underwriter compensation in connection with the offering of the Shares.

                      (j) The Company shall have furnished or caused to be
             furnished to the Underwriter such further certificates or documents as the Underwriter shall have reasonably requested.

                      5. Covenants of the Company. The Company covenants and agrees as follows:

                      (a) The Company will cause the Prospectus Supplement to be filed as required by Section 3(a) hereof (but only if the Underwriter or its counsel has not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify the Underwriter promptly of such filing. During the period in which a Prospectus relating to the Shares is required to be delivered under the Securities Act or such date which is 90 days after the

             Closing Date, whichever is later, the Company will notify the Underwriter promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed, of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; the Company will prepare and file with the Commission, promptly upon the request of the Underwriter, any amendments or supplements to the Registration Statement or Prospectus that, in its or its counsel's opinion, may be necessary or advisable in connection with the distribution of the Shares; and the Company will file no amendment or supplement to the Registration Statement or Prospectus (other than any prospectus supplement relating to the offering of other securities registered under the Registration Statement or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which the Underwriter or its counsel shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

                      (b) The Company will advise the Underwriter, promptly
             after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification or registration of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

                      (c) The Company will comply with all requirements imposed
             upon it by the Securities Act, the Securities Rules, the Exchange Act and the Exchange Rules as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Shares as contemplated by the provisions hereof and the Prospectus. If during such period where a prospectus relating to the Shares is required to be delivered under the Securities Act or such date which is 90 days after the Firm Shares Closing Date, whichever is later, any event occurs as a result of which, in the opinion of your counsel, the Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify you and will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

                      (d) The Company shall make generally available to its
             security holders and to the Underwriter as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Securities Rules.

                      (e) The Company shall furnish to the Underwriter and its
             counsel, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Securities Rules, as many copies of the Prospectus and any amendments thereof and supplements thereto as the Underwriter may reasonably request.

                      (f) For a period of five years after the date of this
             Agreement, the Company shall supply to the Underwriter copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and furnish to the Underwriter a copy of each annual or other report it shall be required to file with the Commission.

                      (g) Without the prior written consent of the Underwriter
             for a period of 45 days after the date of this Agreement, the Company shall not, directly or indirectly, issue, offer, sell or register with the Commission, or otherwise encumber or dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into or exercisable or exchangeable for equity securities of the Company or any rights to purchase or acquire equity securities of the Company), except for (i) the issuance of the Shares pursuant to the Registration Statement, (ii) the issuance of Common Shares in exchange for properties to be acquired by the Company from time to time, as described in the Registration Statement filed by the Company with the Commission on May 19, 1999 and (iii) the issuance of Common Shares pursuant to
             (x) the exercise of outstanding employee and trustee options or the grant or issuance of options under the Company's existing stock option plans or (y) any Company dividend reinvestment or stock purchase plan.

                      (h) On or before completion of the offering of the Shares, the Company shall make all filings required under applicable securities laws and by the NYSE (including any required registration under the Exchange Act).

                      (i) The Company will continue to elect to qualify as a
             "real estate investment trust" and will use its best efforts to continue to meet the requirement to qualify as a "real estate investment trust."

                      (j) The Company agrees to pay, or reimburse if paid by the
             Underwriter, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriter; (iii) if applicable, the registration or qualification of the Shares for offer and sale under the securities laws of the various jurisdictions, including the reasonable fees and disbursements of counsel for the Underwriter in connection with any such registration and qualification; (iv) the furnishing (including cost of shipping and mailing) to the Underwriter of copies of the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonable requested for use in connection with the offering and the sale of the Shares by the Underwriter or by dealers to whom Shares may be sold; (v) the filing fees of the NASD in connection with its review of the terms of the offering of the Shares; (vi) the furnishing (including costs of shipping and mailing) to the Underwriter of copies of all reports and information required by Section 5(f); (vii) inclusion of the Shares for quotation on the NYSE; and (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriter. Subject to the provisions of Section 8, the Underwriter agrees to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriter under this Agreement not payable by the Company pursuant to the preceding sentence, including, without limitation, the fees and disbursements of counsel for the Underwriter.

                      (k) The Company shall file timely and accurate reports in
             accordance with the provisions of Florida Statutes Section 517.05, or any successor provision, and any regulation promulgated thereunder, if at any time after the Effective Date, the Company or any of its affiliates commences engaging in business with the government of Cuba or any person or affiliate located in Cuba.

                      (l) The Company will apply the net proceeds from the
             offering of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

                      6. Indemnification.

                      (a) The Company agrees to indemnify and hold harmless the
             Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,
             (ii) in whole or in part upon any breach of the representations and warranties set forth in Section 3 hereof, or (iii) in whole or in part upon any failure of the Company to perform any of its obligations hereunder or under law; provided, however, that such indemnity shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by the Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter concerning the Underwriter specifically for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                      (b) The Underwriter agrees to indemnify and hold harmless
             the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each trustee of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter concerning the Underwriter specifically for use therein; provided, however, that the obligation of the Underwriter to indemnify the Company (including any controlling person, trustee or officer thereof) shall be limited to the net proceeds received by the Company from the Underwriter.

                      (c) Any party that proposes to assert the right to be
             indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6(a) or 6(b) shall be available to any party who shall fail to give notice as provided in this Section 6(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

                      7. Contribution. In order to provide for just and
             equitable contribution in circumstances in which the indemnification provided for in Section 6(a) or 6(b) is due in accordance with its terms but for any reason is held to be unavailable to or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b), then each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) to which the indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriter shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company, as set forth on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriter, as set forth on the cover page of the Prospectus. The relative fault of the Company or the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall the Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by the Underwriter hereunder; and (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each trustee of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) in the immediately preceding sentence of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent.

                      8. Termination. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Underwriter by notifying the Company at any time.

                      (a) in the absolute discretion of the Underwriter at or
             before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Underwriter will in the future materially disrupt, the securities markets; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriter, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Underwriter, inadvisable or impracticable to market the Shares; (iv) if trading in the Shares has been suspended by the Commission or trading generally on the NYSE, on the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the NASD, or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or federal authority; or
             (vi) if, in the judgment of the Underwriter, there has occurred a Material Adverse Effect; or

                      (b) at or before any Closing Date, that any of the
             conditions specified in Section 4 shall not have been fulfilled when and as required by this Agreement.

                      If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to the Underwriter, and the Underwriter shall not be under any liability to the Company, except that (i) if this Agreement is terminated by the Underwriter because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriter for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by it in connection with the proposed purchase and sale of the Shares or in contemplation of performing its obligations hereunder and (ii) the Underwriter if it shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall not be relieved of liability to the Company for damages occasioned by its failure or refusal.

                      9. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officer and of the Underwriter set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Company or any of the officers, trustees, directors, or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 5(j), 6, 7 and 8 shall survive the termination or cancellation of this Agreement.

                      This Agreement has been and is made for the benefit of the Underwriter and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling the Underwriter, or the Company, and trustees and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from the Underwriter merely because of such purchase.

                      All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Underwriter, c/o CIBC World Markets Corp., CIBC World Markets Tower, World Financial Center, New York, New York 10281
Attention: Edward L. Carey, with a copy to Jay L. Bernstein, Esq., Rogers &Wells LLP, 200 Park Avenue, New York, New York 10166 and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement with a copy to Marc Salle, Esq., Armstrong Teasdale LLP, 2345 Grand Boulevard, Suite 2000, Kansas City, Missouri 64108.

                      This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

                      This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Please confirm that the foregoing correctly sets forth the agreement among us.

                                        Very truly yours,

                                        ENTERTAINMENT PROPERTIES TRUST


                                        By:/s/ David M. Brain
                                           -----------------------------
                                             Title: Chief Operating Officer
                                                    Chief Financial Officer
Confirmed:

CIBC WORLD MARKETS CORP.


By:/s/ Steven Hason
   ---------------------------
     Title: Executive Director